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MICRODYNE CORPORATION                           1998 ANNUAL REPORT ON FORM 10-K
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EXHIBIT 10.46

To: MICRODYNE CORPORATTON

AEROSPACE TELEMETRY SYSTEM DIVISION
491 OAK ROAD
OCALA, FLORIDA 34472

- U.S.A- -

AND INFO:

AERITALIA WASHINGTON. U.S.A.
AERISPELOG MATERIALI ROMA
MAGAZZINO MSA CAPO S.LORENZO
POLIGONO INTERFORZE SALTO DI QUIRRA
PERDASDEFOGU         NUORO

Proto No 5121/399/4150

SUBJECT- Lock-on/Sky-screen integration in the Sardinia Test Range.

With reference to your quotation SN. dated 3 November 1997 attached to this P.O. (see attached list) as integrated part of the same, we hereby place a firm Order for:

a) Lot 1 Lock-on integration Hardware - Phase 1 & 2 integration of the system at PISQ;

b) Lot 2   Lock-on Integration - Phase 3 at PISQ

c) Lot 3 On-Site Maintenance & Support for I Year

d)

TERMS OF DELIVERY CIF Destination Capo S. Lorenzo Villaputzu (CA)

2. Goods should be brand-new of original manufacture and in perfect condition and supplied with a "Certificate of Conformity" compliant with the technical specification of builder it. 8091-000-01-022 DTD 11.03.97 and technical specification of the MOD send with letter 25312033ILSK dated 09.30.9 7.

3. The purchase order is for a total amount of U. S. $ 4,937,000 = (LOT 1, 2.3) fixed and not subject to revision price. inclusive of export packaging and packed for shipment as specified at point 10 below.

4. Microdvne declares that the goods provided are completely adequate to satisfy MOD requirements as laid down in the RFP and the prices agreed are the best currently quoted for them. In case of evinced violation of the above, prices shall be reduced in accordance.

5. The Italian M o D has already taken necessary steps to open all irrevocable, transferable, divisible Letter of Credit in your favor on a primary Italian Bank operating in USA. valid 30 months and renewable at your expenses You will receive notification of same from the Bank in due course.



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MICRODYNE CORPORATION                           1998 ANNUAL REPORT ON FORM 10-K
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6.    On notification of Letter of Credit a performance bond issued by an
INSURANCE COMPANY of 10% of the contract amount and validity until the expiration of the guarantee period (12 months from the delivery date) in favor of the Ministero della Difesa Italiano TELECOMDIFE 5121 to warranty the proper fulfilment of the contract is required.

7. Italian M . o. D. reserves the right to directly verify the work and also to carry out all technical checks which shall deem useful and appropriate. For this purpose Italian M o D will nominate a Committee that will fulfil testing and inspection of goods relevant to the Lot I and Lot 2 at PISQ; as far as On-Site Maintenance and Support 1 Year a "working inspector" shall be named by TELECOMDIFE who shall prepare a report of "Good Execution, MICRODYNE shall inform at least 2 0 days in advance TELECOMDIFE 2. 5. 3., AEPJTALJA WASHINGTON and info TELECOMDIFE 5 12 1 when goods are READY FOR testing

8. Goods shall be READY FOR testing, within the terms specified below. 7he terms will become effective upon notification of this P 0. taking into account what is established at point. 16 below.

Lot 1:
Lock-on integration Hardware - Phase I & 2 integration on of the system at A I S
0. goods shall be READY FOR test within 2 months
Lot 2:
Lock-on Integration - Phase 3 at PISO shall be take within 270 days from the date by TM-ECOMDIFE of acceptance testing relative to the Lot I at PISQ,

9 Goods of Lot 1, shall be delivered CIF PISQ

10. Goods of Lot I shall be packed in suitable boxes for protection during transport and storage. n 2 copies of packing list shall be enclosed in each box A sealed ENVELOPE CONTAINING ONE COPY of invoice and shipping documents shall be stuck outside each box

11. Unless otherwise notified each box shall be marked according to the final destination as follows:

Ministero della Difesa
Telecomdife 2.5.3.
Forfirther delivery to
M S. A. CA PO S. L ORENZO - P7LLA P UTZ U - CA GLIA Rl- I TAL
Y

BOXES SHALL BE DELIVERED IN GOOD CONDI77ONS AND CLOSED "

12. PROGRESS PAYMENT

Payment will take place as follows
After notification of opening of the letter of credit the down payment of 10 % of the total contractual price shall be paid to the seller upon presentation of documentation attesting the issue of the performance bond issued by an insurance company foreseen at point 6 and original invoice and 8 copies.

LOT 1:

progress payment up to 70% of the total amount of the Lot I will be paid at milestone (Design Review) after issuing of the performance bond in the same amount with validity tip to final acceptance and upon presentation of invoice and after verification certificate issued by Telecomdife delegate,the balance of payment of Lot I shall be liquidated upon final integration testing and upon



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MICRODYNE CORPORATION                           1998 ANNUAL REPORT ON FORM 10-K
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presentation to the Bank of the following documentation:

*invoice, no I original plus no 8 copies " PAID " made out to: Ministero Difesa Telecoindtfe
- 5 12 1- wale dell Universita n 4 - ROMA aTALY). pardta IVA n IT04551171004 *Copy performance bond. p.6,*
*Certificate of Conformity no I original plus no 4 copies issued by you; *Testing Certificate no I original plus no 4 copies, *Authorization of payment signed by the Italian Air Attache in WASHINGTON his delegate.

LOT2

progress payments up to 7o% of the total amount of the Lot 2 will be paid at milestone after issuing of the performance bond with validity up to final acceptance test of the Lot Z the balance payment of the Lot (20%) al the final acceptance test and presentation to the bank of the followings documents:

*invoice, no I original plus no 8 copies " made out to: Ministero Difesa - Telecomdife 5 12 1 viale dell Univermid n 4 - ROMA (ITALV. pardia IVA n IT04551171004
*Copy performance bond p. 6,
*Certificate of Conformity no I original plus no 4 copies issued by you, *Testing Certificate no I original plus no 4 copies, Authorization, of payment signed by the Italian Air Attache in WASHINGTON his delegate.

LOT3:

for this Lot 25% of the total lot value in four quarterly payment until 100% is reached and upon presentation to the bank following documents :

*invoice, no 1 original plus no 8 copies marked " PAID " made out to: Ministero Difesa Telecoindile 5 12 1- viale dell' Universita n 4 - ROMA (ITALY). partila IVA n IT04551171004
-       "Good Execution - no I original plus no 4 copies.
-       * Authorization of payment signed by TELECOMDIFE.

13. Delivery terms and conditions presentation to test are considered essential. If goods are not delivered within the term mentioned al point 7. above this Office will deduct when issuing the "Authorization of payment":

* 0,20% per day of the value of the goods not presented for testing, for each day of delay up to a maximum equal to 10% of the contractual amount.

* 0, 20 %per day of the value of the goods not delivered on the scheduled date for each day of delay up to a maximum equal to 10% of the contractual amount.

14. Goods must be guaranteed 12 months from the delivery date, with total refurbishment of goods found defective during warranty period

15. ALL TERMS and CONDITIONS Established in THIS P 0, ARE FIRM AND IRREVOCABLE Events beyond the Seller's control excepted (i e sabotages, natural cataclysm etc

16. This P.O. will become binding after bank notification of the opening of the letter of credit which, if occurring al a later time of the acceptance, will affect the starting date of terms established al point 8 above
           The order number should be quoted in all correspondence.
           This P. 0 is drawn tip in two languages (Italian and English), both having the same force



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MICRODYNE CORPORATION                           1998 ANNUAL REPORT ON FORM 10-K
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FOR M.O.D.

SIGNED FOR ACCEPTANCE



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